Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
In connection with the TiVo Inc. (the “Company”) Annual Report on Form 10-K for the year ending January 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anna Brunelle, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.
Date: March 11, 2011

/s/ ANNA BRUNELLE
Anna Brunelle
Chief Financial Officer (Principal Financial and Accounting Officer)